UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

THIRD HARMONIC BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41498	83-4553503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 210
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (209) 727-2457

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	THRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 27, 2024, the Board of Directors (the “Board”) of Third Harmonic Bio, Inc. (the “Company”), following a recommendation from the Nominating and Governance Committee of the Board, appointed Geoff McDonough to serve as a Class III director of the Company. Mr. McDonough will serve until the earliest to occur of the Company’s 2025 annual meeting of stockholders and until his successor is duly elected and qualified, or until his death, resignation, disqualification or removal.

Mr. McDonough’s compensation will be as provided under the Company’s non-employee director compensation program (the “Non-Employee Director Compensation Program”), as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2023.

In connection with his appointment as a non-employee director of the Board and consistent with the Non-Employee Director Compensation Program, Mr. McDonough will receive (i) a pro-rated annual retainer fee of $40,000, which is payable quarterly, and (ii) an initial award of stock options to acquire 60,000 shares of the common stock, pursuant to the vesting schedule and terms, to be designated by the Board, subject to Mr. McDonough’s continued service as a director on the Board (the “Initial Award”).

There is no arrangement or understanding between Mr. McDonough and any other persons pursuant to which Mr. McDonough was selected as a director. Mr. McDonough is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has entered into its standard form of indemnification agreement with Mr. McDonough. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.10 to the Company’s Form S-1/A filed with the Securities and Exchange Commission on September 8, 2022 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 28, 2024, the Company issued a press release reflecting the matters disclosed above. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1934, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release issued by Third Harmonic Bio, Inc. dated March 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD HARMONIC BIO, INC.

Date: March 28, 2024	By:	/s/ Christopher Murphy
Christopher Murphy
Chief Financial and Business Officer